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Integrated Silicon Solution, Inc.

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        Notes:

        Integrated Silicon Solution Inc. may use the following slides in discussions with stockholders.

Proposal to Increase Authorized Equity Awards
At February 8, 2013 Annual Meeting
Stockholders are urged to carefully review ISSI’s proxy statement dated January 8, 2013 for further information about this proposal and other matters related to ISSI and its annual meeting of stockholders.
© 2007 ISSI, INC. - ALL RIGHTS RESERVED

Overview
Overview
Proposal
ISSI requests stockholder approval to increase its authorized equity awards by 2 million shares
– Increase expected to cover the next two years
– As of record date, only 391,000 shares remain under the current authorization
Situation
Certain proxy advisor firms (“proxy advisors”) may recommend a NO vote to subscribers
ISSI Position
Proxy advisor calculations do not appropriately reflect the significant stockholder return ISSI has generated through incentivized
performance and share repurchases.  We ask stockholders to vote
YES on our proposal.
© 2007 ISSI, INC. - ALL RIGHTS RESERVED

Key Considerations
Key Considerations
Equity awards are an important incentive to recruit, retain, and motivate our employees.
70% of our equity awards are granted to non-executive
employees
ISSI base salaries are below peer company averages
Our equity award burn rate is within published proxy
advisor guidelines
Our stock compensation expense is below our peer
companies as a percentage of revenue and market cap.
© 2007 ISSI, INC. - ALL RIGHTS RESERVED

Key Considerations
Key Considerations
ISSI Book Value Per Share has grown at a 13.2% CAGR
over the last four years on a fully-diluted basis
ISSI stock price has outperformed the SOX, Russell 2000,
and NASDAQ over the last five years
ISSI has repurchased 14 million shares in the last 5
years, returning significant value to stockholders
In the last five years, ISSI has transitioned to a more
sustainable and profitable business model.
© 2007 ISSI, INC. - ALL RIGHTS RESERVED

Option & RSU Burn Rate
Option & RSU Burn Rate
ISSI is within published  proxy advisor guidelines for
“burn rate” even before adjusting for special items.
2010 2011 2012 Average
Common Shares Outstanding at Fiscal Year End 26,217 26,448 27,594 26,753
Granted Options and RSUs 1,073 1,556 1,714 1,448
ISSI Unadjusted Burn Rate 5.41%
Adjustments:
RSUs given to Officers in Lieu of Earned Cash Bonus - (189) -
New Hire Option Grants to Si En and Chingis employees - (293) (440)
ISSI Adjusted Option & RSU grants 1,073 1,074 1,274 1,140
ISSI Adjusted Burn Rate 4.26%
© 2007 ISSI, INC. - ALL RIGHTS RESERVED

If ISSI did not grant stock
options or RSUs, and instead
paid equivalent value in
cash,  it would have needed
to raise $114 million in order
to have the same cash
balance as it does today.
Above data is from ISSI Form 10-Ks filed with the SEC
Stock Cash from
Fiscal Compensation Option Cash from Shares
Year Expense Exercises ESPP Issued
2012 $5,031 $4,439 $1,413 1,203
2011 $4,042 $2,146 $1,239 740
2010 $2,497 $5,279 $687 1,347
2009 $3,096 $81 $657 441
2008 $3,646 $415 $734 275
2007 $3,940 $1,461 $0 224
2006 $4,639 $769 $1,067 412
2005 $2,023 $2,797 $999 1,022
2004 $3,305 $7,650 $1,116 1,847
2003 $4,381 $2,363 $867 802
2002 $5,505 $1,659 $992 549
2001 $6,409 $2,532 $1,125 751
2000 $6,685 $5,461 $859 1,241
1999 $3,214 $2,064 $699 791
1998 $959 $1,674 $1,379 706
$59,372 $40,790 $13,833 12,351
$113,995 $9.23
© 2007 ISSI, INC. - ALL RIGHTS RESERVED
Equity Awards
–
Good Value Proposition

Overhang and FAS 123R
Overhang and FAS 123R
ISSI overhang is only slightly higher than its peers.
However, ISSI has much lower stock compensation
expense compared to peers, and ISSI has repurchased
34% of its shares over the past 5 years.
Above metrics are calculated from Form 10-Ks filed with the SEC and from Market Capitalization amounts listed on Yahoo Finance
Total
Overhang Market Cap. Revenue
Peer Companies 19.1% 2.1% 4.0%
ISSI 22.2% 1.5% 1.5%
FAS123R
© 2007 ISSI, INC. - ALL RIGHTS RESERVED

Comparable Option/RSU Overhang
Comparable Option/RSU Overhang
Adjusted overhang uses 2X multiple on RSUs
The list of peer companies is from ISSI’s proxy filing dated January 8, 2013.  Data is from each company’s most recently filed Form 10-K.
Stock Options Outstanding Option RSUs Total Adjusted
Symbol Outstanding Shares Overhang Outstanding Total Overhang Overhang
VLTR 5,401 24,804 21.8% 262 5,663 22.8% 23.9%
ANAD 4,275 69,394 6.2% 1,970 6,245 9.0% 11.8%
AMCC 4,164 61,879 6.7% 9,244 13,408 21.7% 36.6%
DSPG 7,428 22,502 33.0% 0 7,428 33.0% 33.0%
ENTR 11,071 87,160 12.7% 626 11,697 13.4% 14.1%
IXYS 5,472 37,352 14.6% 601 6,073 16.3% 17.9%
IPHI 4,259 27,882 15.3% 0 4,259 15.3% 15.3%
EXAR 6,345 45,245 14.0% 604 6,949 15.4% 16.7%
GSIT 5,626 27,618 20.4% 0 5,626 20.4% 20.4%
IKAN 12,498 69,332 18.0% 527 13,025 18.8% 19.5%
LSCC 9,287 117,675 7.9% 1,077 10,364 8.8% 9.7%
MSPD 2,588 34,515 7.5% 2,055 4,643 13.5% 19.4%
PSEM 2,453 23,565 10.4% 504 2,957 12.5% 14.7%
POWI 3,577 28,066 12.7% 458 4,035 14.4% 16.0%
SIGM 5,846 32,878 17.8% 231 6,077 18.5% 19.2%
SIMG 5,937 64,455 9.2% 2,983 8,920 13.8% 18.5%
MCRL 7,960 61,038 13.0% 667 8,627 14.1% 15.2%
MPWR 4,863 33,826 14.4% 1,300 6,163 18.2% 22.1%
16.7% 19.1%
ISSI 5,477 27,600 19.8% 323 5,800 21.0% 22.2%
© 2007 ISSI, INC. - ALL RIGHTS RESERVED

Stock Repurchases
Stock Repurchases
In past five years, ISSI has repurchased 14.2 million
shares for $88.5 million; average price of $6.24 per
share
ISSI current shares outstanding is about 28 million
shares; therefore outstanding shares reduced by 34%
ISSI has additional $19.8 million remaining on its board
authorized repurchase plan
ISSI believes overhang and dilution calculations should consider the benefit of share repurchase activity.  Instead, some proxy advisor calculations penalize companies such as ISSI for returning capital to stockholders through a share buyback program.
© 2007 ISSI, INC. - ALL RIGHTS RESERVED

Fully Diluted Book Value Per Share
Fully Diluted Book Value Per Share
Fully Diluted
2008 2009 2010 2011 2012 CAGR
Shares Outstanding 32.6 30.0 30.5 31.6 33.4
Stockholders' Equity $168.9 $148.5 $198.2 $262.2 $283.6
Book Value Per Share $5.18 $4.95 $6.50 $8.30 $8.49
13.2%
Tangible Fully Diluted

2008 2009 2010 2011 2012 CAGR
Shares Outstanding 32.6 30.0 30.5 31.6 33.4
Stockholders' Equity $168.9 $148.5 $198.2 $262.2 $283.6
Intangibles ($2.0) ($3.6) ($2.6) ($20.5) ($17.4)
Tangible book value $166.9 $144.9 $195.6 $241.7 $266.2
Tangible Book Value Per Share $5.12 $4.83 $6.41 $7.65 $7.97
11.7%
Above data is from ISSI Form 10-Ks filed with the SEC.
ISSI has significantly grown its Book
Value Per Share over the last five years.
© 2007 ISSI, INC. - ALL RIGHTS RESERVED

ISSI Peer Companies
ISSI Peer Companies
Anadigics, Inc. (ANAD)
Applied Micro Circuits Corp. (AMCC)
DSP Group, Inc. (DSPG)
Entropic Communications, Inc.(ENTR)
Exar Corp. (EXAR)
GSI Technology, Inc. (GSIT)
Ikanos Communications, Inc. (IKAN)
IXYS Corporation(IXYS)
Inphi Corporation (IPHI)
Lattice Semiconductor Corp. (LSCC)
Micrel, Inc. (MCRL)
Mindspeed Technologies, Inc. (MSPD)
Monolithic Power Systems, Inc. (MPWR)
Pericom Semiconductor Corp. (PSEM)
Power Integrations, Inc. (POWI)
Sigma Designs, Inc. (SIGM)
Silicon Image. Inc. (SIMG)
Volterra Semiconductor Corp.(VLTR)
These are the peer companies used by our Compensation
Committee in evaluating our executive compensation programs
The list of peer companies is from ISSI’s proxy filing dated January 8, 2013.
© 2007 ISSI, INC. - ALL RIGHTS RESERVED

Summary
Summary
Equity awards have been a successful and cost effective incentive to recruit, retain, and motivate ISSI employees.
The quantitative methodologies of certain proxy advisors penalize
ISSI for stockholder friendly repurchases and do not appropriately account for stockholder value creation.
ISSI has demonstrated that its equity incentives preserve cash for growth without added dilution to stockholders compared to alternative compensation costs.
ISSI’s incentive plans have helped it outperform the SOX, Russell and Nasdaq over the last five years.
We ask our stockholders to vote YES on our proposal to
increase the authorized equity awards based on ISSI’s prudent use of incentive compensation and proven stockholder returns.
© 2007 ISSI, INC. - ALL RIGHTS RESERVED